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                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549






                                    FORM 8-K


                                 CURRENT REPORT



                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 9, 1998


                      FIRSTFEDERAL FINANCIAL SERVICES CORP
             (Exact name of registrant as specified in its charter)


          Ohio                   0-17894                         34-1622711
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    (State or other      (Commission File Number)              (IRS Employer
    jurisdiction of                                            Identification
     incorporation)                                                 No.)


135 East Liberty Street,    Wooster, Ohio                     44691
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(Address of principal executive offices)                    (Zip Code)


Registrant's telephone number, including area code:        (330) 264-8001


                                       N/A
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         (Former name or former address, if changed since last report.)

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ITEM 5.  OTHER EVENTS

        On February 9, 1998, FirstFederal Financial Services Corp ("FirstFederal") issued the press release included as Exhibit 99 to this report and incorporated by reference herein, announcing the signing of a definitive agreement for the affiliation of First Shenango Bancorp, Inc. with FirstFederal. The merger is expected to be consummated in the third quarter of 1998, and is subject to First Shenango and FirstFederal shareholder approval, regulatory approval, and other customary conditions of closing.

ITEM 7.  FINANCIAL STATEMENTS AND EXHIBITS

        (c)    Exhibits

        99 Text of press release, dated February 9, 1998, issued by FirstFederal Financial Services Corp

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                                   SIGNATURES



        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                    FIRSTFEDERAL FINANCIAL SERVICES CORP



                                    By:    /s/ Gary G. Clark
                                          -------------------------------------
                                          Gary G. Clark
                                          Chairman and CEO

Date:   February 9, 1998


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                                INDEX TO EXHIBITS
                                                                 Sequentially
                                                                 Numbered Page
                                                                Where Attached
                                                              Exhibit is Located
                                                              ------------------
99    Press Release of FirstFederal, dated May 19, 1997                 5

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